Cromwell Marketfield L/S Fund
Investor Class (MFADX)
Institutional Class (MFLDX)

Supplement dated April 5, 2024, to the Summary Prospectus,
dated April 30, 2023, as previously supplemented

Effective immediately, Michael Shaoul, PhD. is no longer a portfolio manager for the Fund. All references in the Summary Prospectus to Mr. Shaoul should be disregarded.

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Please retain this Supplement with your Summary Prospectus for reference.